PROPERTY PLANT AND EQUIPMENT NET (Tables)	6 Months Ended
Sep. 30, 2025
PROPERTY PLANT AND EQUIPMENT NET
Schedule of property, plant and equipment
	As of September 30,	As of March 31,
	2025	2025
Furniture, fixture and electronic equipment	$29,908	$24,856
Total property plant and equipment, at cost	29,908	24,856
Less: accumulated depreciation	(10,889)	-
Property, plant and equipment, net	$19,019	$24,856